UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 10, 2007

GROSVENOR EXPLORATIONS INC.
(Exact name of registrant as specified in its charter)

Commission File No. 333-132681

Nevada	98-0486676
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

2455 Lagaspi Street
Pasay City, Philippines

(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (632) 887 2131

Former name or former address, if changed since last report:

1533 Eagle Mountain Drive, Coquitlam, British Columbia, Canada, V3E 2Z3

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

          Resignation of Director and Officer

Felimon Lee, Chief Executive Officer, President and Director, has accepted the resignation of Patrick N. Grant as Chief Financial Officer, Chief Accounting Officer, Secretary Treasurer and Director of the Company effective immediately. The Board of Director has appointed Rizanina Raneses, to fill the vacancy left by Patrick N. Grant, as Chief Financial Officer, Chief Accounting Officer and Secretary Treasurer. Previously, Rizanina Raneses was appointed a Director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROSVENOR EXPLORATIONS INC.

By:  FELIMON LEE
Felimon Lee
Chief Executive Officer, President and Director

December 10, 2007